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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


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                              FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

                      INTERNET:   Go to WWW.PROXYWEB.COM and follow the online directions.

                     TELEPHONE:   Call 1-888-221-0697 and follow the simple instructions.

                          MAIL:   Vote, sign, date and return your voting instruction card by mail.

                     IN PERSON:   Vote at the Special Meeting of Shareholders.

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                                       EACH CONTRACT OWNER'S VOTE IS IMPORTANT!
                                            PLEASE VOTE YOUR CARD TODAY!


VOTING INSTRUCTION CARD                                                                        VOTING INSTRUCTION CARD





AIM V.I. SMALL CAP GROWTH FUND (THE "FUND")                                                    VOTING INSTRUCTION CARD
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
INSURANCE COMPANY NAME PRINTS HERE                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                             ON BEHALF OF AIM VARIABLE INSURANCE FUNDS
                                                                                             TO BE HELD MARCH 19, 2007


The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on March 19, 2007, at 3:00 p.m., Central
Time, and at any adjournments thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                                               VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                           Dated                      2007
                                                                                 --------------------

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                                                               |                                                     |
                                                               |                                                     |
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                                                               Signature(s) (if held jointly)        (SIGN IN THE BOX)
                                                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                               VOTING INSTRUCTION CARD. All joint owners should sign.
                                                               When signing as executor, administrator, attorney,
                                                               trustee or guardian or as custodian for a minor, please
                                                               give full title as such. If a corporation, please sign
                                                               in full corporation name and indicate the signer's
                                                               office. If a partner, please sign in the partnership
                                                               name.


                                                                                                  AIM VI SCG VIC - DH
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                                          PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                          PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                        FOR     AGAINST    ABSTAIN
1.  Approve a Plan of Reorganization under which all of the assets and
    liabilities of AIM V.I. Small Cap Growth Fund (the "Fund"), a portfolio of          [ ]       [ ]        [ ]
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Small Cap Equity Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



            PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                                                     AIM VI SCG VIC - DH
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AIM V.I. SMALL CAP GROWTH FUND (THE "FUND")                        PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS                         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                TO BE HELD MARCH 19, 2007


The undersigned hereby appoints Philip A. Taylor, John M. Zerr, and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 19, 2007, at 3:00 p.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED
"FOR" THE APPROVAL OF THE PROPOSAL.


                                                                      PROXY MUST BE SIGNED AND DATED BELOW.

                                                                        Dated                      2007
                                                                              --------------------

                                                               -------------------------------------------------------
                                                               |                                                     |
                                                               |                                                     |
                                                               |                                                     |
                                                               -------------------------------------------------------
                                                               Signature(s) (if held jointly)        (SIGN IN THE BOX)
                                                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                               PROXY CARD. All joint owners should sign. When signing
                                                               as executor, administrator, attorney, trustee or
                                                               guardian or as custodian for a minor, please give full
                                                               title as such. If a corporation, limited liability
                                                               company, or partnership, please sign in full entity
                                                               name and indicate the signer's position with the
                                                               entity.


                                                                                                       AIM VI SCG - DH
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
                                         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                         PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                        FOR     AGAINST    ABSTAIN
1.  Approve a Plan of Reorganization under which all of the assets and
    liabilities of AIM V.I. Small Cap Growth Fund (the "Fund"), a portfolio of          [ ]       [ ]        [ ]
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Small Cap Equity Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                   PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                                                       AIM VI SCG - DH
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